EXHIBIT 21
The following is a list of subsidiaries of the Company as of December 31, 2024 omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Company Name	Where Incorporated or Organized
356 Royalty Inc.	Delaware
Agouron Pharmaceuticals, LLC	California
AH Robins LLC	Delaware
AHP Manufacturing B.V.	Netherlands
Alpharma Pharmaceuticals LLC	Delaware
American Food Industries LLC	Delaware
Amplyx Pharmaceuticals, Inc.	Delaware
Anacor Pharmaceuticals, LLC	Delaware
Arena Pharmaceuticals, Inc.	Delaware
Arixa Pharmaceuticals, Inc.	Delaware
Array BioPharma Inc.	Delaware
Bamboo Therapeutics, Inc.	Delaware
Biohaven Pharmaceutical Holding Company Limited	British Virgin Islands
Biohaven Pharmaceutical Ireland Designated Activity Company	Ireland
Blue Whale Re Ltd.	Vermont
C.P. Pharmaceuticals International C.V.	Netherlands
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical Group, Inc.	Delaware
Cyanamid de Argentina, S.A.	Delaware
Digital Health LLC	Delaware
Distribuidora Mercantil Centro Americana, S.A.	Delaware
Encysive Pharmaceuticals Inc.	Delaware
FoldRx Pharmaceuticals, LLC	Delaware
Fort Dodge Manufatura Ltda.	Brazil
G. D. Searle International Capital LLC	Delaware
Genetics Institute, LLC	Delaware
GenTrac, Inc.	Wisconsin
GI Europe, Inc.	Delaware
GI Japan, Inc.	Delaware
Global Blood Therapeutics, Inc.	Delaware
Hospira Adelaide Pty Ltd	Australia
Hospira Australia Pty Ltd	Australia
Hospira Benelux BV	Belgium
Hospira Holdings (S.A.) Pty Ltd	Australia
Hospira Philippines, Inc.	Philippines
Hospira Pte. Ltd.	Singapore
Hospira Puerto Rico, LLC	Delaware
Hospira UK Limited	United Kingdom
Hospira Worldwide, LLC	Delaware
Hospira Zagreb d.o.o.	Croatia

Hospira, Inc.	Delaware
Ignite Immunotherapy, Inc.	Delaware
InnoPharma, Inc.	Delaware
International Affiliated Corporation LLC	Delaware
John Wyeth & Brother Limited	United Kingdom
King Pharmaceuticals Holdings LLC	Delaware
King Pharmaceuticals LLC	Delaware
King Pharmaceuticals Research and Development, LLC	Delaware
Laboratoires Pfizer, S.A.	Morocco
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth LLC	Pennsylvania
Mayne Pharma IP Holdings (Euro) Pty Ltd	Australia
Medivation Field Solutions LLC	Delaware
Medivation LLC	Delaware
Medivation Neurology LLC	Delaware
Medivation Prostate Therapeutics LLC	Delaware
Medivation Services LLC	Delaware
Medivation Technologies LLC	Delaware
Monarch Pharmaceuticals, LLC	Tennessee
MPP Trustee Limited	United Kingdom
MTG Divestitures LLC	Delaware
PAH USA IN8 LLC	Delaware
Parke, Davis & Company LLC	Michigan
Parkedale Pharmaceuticals, Inc.	Michigan
PBG Puerto Rico LLC	Puerto Rico
P-D Co., LLC	Delaware
Peak Enterprises LLC	Delaware
PF ARGENTUM ACQUISITION ULC	Canada
PF Argentum US Corporation	Delaware
PF OFG South Korea 1 B.V.	Netherlands
PF PRISM C.V.	Netherlands
PF PRISM Holdings B.V.	Netherlands
PF PRISM IMB B.V.	Netherlands
Pfizer	France
Pfizer (Beijing) Research and Development Co., Ltd	People's Republic of China
Pfizer (China) Research and Development Co. Ltd.	People's Republic of China
Pfizer (Hangzhou) Innovation Technology Co., Ltd.	People's Republic of China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (North Carolina) LLC	Delaware
Pfizer (Perth) Pty Ltd	Australia
Pfizer (Thailand) Limited	Thailand
PFIZER (VIETNAM) LIMITED COMPANY	Vietnam
Pfizer (Wuhan) Research and Development Co. Ltd.	People's Republic of China
Pfizer AB	Sweden
Pfizer AG	Switzerland
Pfizer Anti-Infectives AB	Sweden

Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Manufacturing Pte. Ltd.	Singapore
Pfizer Australia Holdings B.V.	Netherlands
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Investments Pty Ltd	Australia
Pfizer Australia Pty Ltd	Australia
Pfizer B.V.	Netherlands
Pfizer Biopharma Egypt LLC	Egypt
Pfizer Biopharmaceuticals Egypt LLC	Egypt
Pfizer Biossimilares Participações Ltda.	Brazil
Pfizer Bolivia S.A.	Bolivia
Pfizer Brasil Ltda.	Brazil
Pfizer Business Service (Dalian) Co., Ltd.	People's Republic of China
Pfizer Canada ULC / Pfizer Canada SRI	Canada
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Colombia Spinco I LLC	Pennsylvania
Pfizer Consumer Healthcare	United Kingdom
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Corporation S. de R.L.	Panama
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Development Services (UK) Limited	United Kingdom
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Europe MA EEIG	Belgium
Pfizer Export B.V.	Netherlands
Pfizer Free Zone Panama, S. de R.L.	Panama
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Holdings Pte. Ltd.	Singapore
Pfizer Global Supply Japan Inc.	Japan
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare India Private Limited	India
Pfizer Healthcare Ireland Unlimited Company	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer Himalaya Holdings Coöperatief U.A.	Netherlands
Pfizer Holding France	France
Pfizer Holdings Corporation	Delaware
Pfizer Holdings International LLC	Delaware
Pfizer Holdings International Luxembourg (PHIL) SARL	Luxembourg
Pfizer Holdings International Pte. Ltd.	Singapore
Pfizer Holdings Singapore LLC	Delaware
Pfizer Innovations LLC	Russia
Pfizer Intermediate Holdings 1 Pte. Ltd.	Singapore

Pfizer Intermediate Holdings 2 Pte. Ltd.	Singapore
Pfizer International LLC	New York
Pfizer International Operations	France
Pfizer Investment Capital Unlimited Company	Ireland
Pfizer Investment Co., Ltd.	People’s Republic of China
Pfizer Investment Enterprises Holdings LLC	Delaware
Pfizer Investment Enterprises Holdings Pte. Ltd.	Singapore
Pfizer Investment Enterprises Pte. Ltd.	Singapore
Pfizer Investments Corporation	Delaware
Pfizer Ireland PFE Holding 1 LLC	Delaware
Pfizer Ireland PFE Holding 2 LLC	Delaware
Pfizer Ireland Pharmaceuticals Unlimited Company	Ireland
Pfizer Ireland Ventures Unlimited Company	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Kazakhstan LLP	Kazakhstan
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Leasing Ireland Limited	Ireland
Pfizer Leasing UK Limited	United Kingdom
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Limited	United Kingdom
Pfizer Luxco Holdings SARL	Luxembourg
Pfizer Luxembourg Global Holdings S.à r.l.	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Austria G.m.b.H.	Austria
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Deutschland Grundbesitz GmbH & Co. KG	Germany
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland Unlimited Company	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services Unlimited Company	Ireland
Pfizer MAP Holding, Inc.	Delaware
Pfizer Medicamentos Genericos e Participacoes Ltda.	Brazil
Pfizer Mexico Holding B.V.	Netherlands
Pfizer Middle East and North Africa Regional Headquarter Company	Saudi Arabia
Pfizer Namibia (Proprietary) Limited	Namibia
Pfizer New Zealand Limited	New Zealand
Pfizer North America Services LLC	Delaware
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Pakistan Limited	Pakistan
Pfizer Payroll Services LLC	Delaware
Pfizer PFE CIA. Ltda.	Ecuador

Pfizer PFE Eastern Investments B.V.	Netherlands
Pfizer PFE Global Holdings B.V.	Netherlands
Pfizer PFE İlaçları Anonim Şirketi	Turkey
Pfizer PFE Pharmaceuticals Israel Holding LLC	Delaware
Pfizer PFE Pharmaceuticals Israel Ltd.	Israel
Pfizer PFE Service Company Holding B.V.	Netherlands
Pfizer PFE Spain B.V.	Netherlands
Pfizer Pharma GmbH	Germany
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People’s Republic of China
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals (Namibia) (Proprietary) Limited	Namibia
Pfizer Pharmaceuticals Global B.V.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	Republic of Korea
Pfizer Pharmaceuticals Science and Technology Co., Ltd.	People's Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Prev - Sociedade de Previdencia Privada	Brazil
Pfizer Private Limited	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer R&D Japan G.K.	Japan
Pfizer R&D UK Limited	United Kingdom
Pfizer Research (NC), Inc.	Delaware
Pfizer Romania SRL	Romania
Pfizer S.A.	Peru
Pfizer S.A.S.	Colombia
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.R.L.	Argentina
Pfizer S.r.l.	Italy
Pfizer SA (Belgium)	Belgium
Pfizer Saudi Limited	Saudi Arabia
Pfizer Saudi Trading LLC	Saudi Arabia
Pfizer Service Company BV	Belgium
Pfizer Service Company Ireland Unlimited Company	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Holding Pte. Ltd.	Singapore
Pfizer Specialties Limited	Nigeria
Pfizer Specialty UK Limited	United Kingdom
Pfizer SRB d.o.o.	Serbia
Pfizer Strategic Investment Holdings LLC	Delaware
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer Tunisie SA	Tunisia
Pfizer Venezuela, S.A.	Venezuela

Pfizer Ventures (US) LLC	Delaware
Pfizer Ventures LLC	Delaware
Pfizer Worldwide Services Unlimited Company	Ireland
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.U.	Spain
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia Brasil Ltda.	Brazil
Pharmacia Hepar LLC	Delaware
Pharmacia Inter-American LLC	Pennsylvania
Pharmacia International B.V.	Netherlands
Pharmacia Limited	United Kingdom
Pharmacia LLC	Delaware
PHIVCO Corp.	Delaware
PHIVCO Luxembourg S.à r.l.	Luxembourg
PIMB OFG Spain Holding, S.L.	Spain
PT. Pfizer Indonesia	Indonesia
Purepac Pharmaceutical Holdings LLC	Delaware
PZR Property Limited	United Kingdom
Renrall LLC	Wyoming
ResApp Health Limited	Australia
ReViral Limited	United Kingdom
Rinat Neuroscience Corp.	Delaware
Seagen B.V.	Netherlands
Seagen Inc.	Delaware
Seagen International GmbH	Switzerland
Seagen U.K. Ltd.	United Kingdom
SeaGen US Holdings, LLC	Delaware
Servicios P&U, S. de R.L. de C.V.	Mexico
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Solinor LLC	Delaware
Sugen LLC	Delaware
Tabor LLC	Delaware
The Pfizer Incubator LLC	Delaware
Trillium Therapeutics ULC	Canada
Vicuron Holdings LLC	Delaware
Warner Lambert del Uruguay S.A.	Uruguay
Warner-Lambert Company GmbH	Switzerland
Warner-Lambert Company LLC	Delaware
W-L LLC	Delaware
Wyeth (Asia) Limited	Delaware
Wyeth Ayerst Inc.	Delaware
Wyeth Farma, S.A.	Spain

Wyeth Holdings LLC	Maine
Wyeth Lederle S.r.l.	Italy
Wyeth LLC	Delaware
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceuticals LLC	Delaware
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth-Ayerst (Asia) LLC	Delaware
Wyeth-Ayerst International LLC	Delaware
Wyeth-Ayerst Promotions Limited	Delaware